EXHIBIT 32.2
CERTIFICATION OF THE CHIEF FINANCIAL OFFICER,
PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Huron Consulting Group Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James K. Rojas, Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:
1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

Date: April 26, 2011	By:	/s/ James K. Rojas
James K. Rojas
Executive Vice President, Chief Operating Officer, Chief Financial Officer and Treasurer